Basic and diluted net earnings per share	12 Months Ended
Dec. 31, 2017
Earnings Per Share, Basic and Diluted [Abstract]
Basic and diluted net earnings per share
Basic and diluted net earnings per share
Basic and diluted earnings per share have been calculated on the basis of net earnings attributable to the common shareholders of the Company and the weighted average number of common shares and subscription receipts outstanding (note 15 (a)). Diluted net earnings per share is computed using the weighted-average number of common shares, subscription receipts outstanding, additional shares issued subsequent to year-end under the dividend reinvestment plan, PSUs and DSUs outstanding during the year and, if dilutive, potential incremental common shares resulting from the application of the treasury stock method to outstanding share options. The convertible debentures (note 14) are convertible into common shares at any time after the Final Instalment Date, but prior to maturity or redemption by the Company. The Final Instalment Date occurred on February 2, 2017, and as such, the shares issuable upon conversion of the convertible debentures are included in diluted earnings per share beginning on that date.
The reconciliation of the net earnings and the weighted average shares used in the computation of basic and diluted earnings per share are as follows:

	2017	2016
Net earnings attributable to shareholders of APUC	$193,094	$130,924
Series A Preferred shares dividend	5,400	5,400
Series D Preferred shares dividend	5,000	5,000
Net earnings attributable to common shareholders of APUC from continuing operations – Basic and Diluted	$182,694	$120,524
Weighted average number of shares
Basic	382,323,434	271,832,430
Effect of dilutive securities	3,662,714	2,244,602
Diluted	385,986,148	274,077,032

The shares potentially issuable as a result of 2,328,343 share options (2016 - 1,665,131) are excluded from this calculation as they are anti-dilutive.